UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2016
Coty Inc.
(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 389-7300
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On November 21, 2016, Coty Inc. (the “Company”) completed its previously announced acquisition of ghd (“ghd”), a premium brand in high-end hair styling and appliances for approximately ₤430 million (approximately $530 million) (the “Transaction”). As previously disclosed, the purchase price reflects certain adjustments, primarily driven by higher net working capital balances and certain transaction and other costs.
As previously announced, the Company entered into a Sale and Purchase Agreement for the purchase of ghd, dated as of October 17, 2016 (the “SPA”), with the management sellers named therein (the “Management Sellers”), Gloria Coinvest 1 L.P. (“Coinvest 1”), Lion Capital Fund III L.P. (“Lion”), Lion Capital Fund III SBS L.P. (“Lion SBS”), Lion Capital Fund III (USD) L.P. (“Lion Capital”), Lion Capital Fund III SBS (USD) L.P. (“Lion Capital SBS”, and along with Lion, Lion SBS and Lion Capital, the “Lion Sellers”), Ghd Nominees Limited (“GHD”), and certain other former employee sellers named in the SPA (the “Other Sellers” and, together with the Management Sellers and Lion Sellers, the “Sellers”). The Transaction closed on November 21, 2016. Following the closing of the Transaction, the Company owns all of the issued shares in Lion/Gloria TopCo Limited, a private limited company organized under the laws of Jersey.
The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 17, 2016 and which is incorporated herein by reference.
Item 8.01    Other Events.
On November 21, 2016, the Company issued a press release announcing the closing of the Transaction, a copy of which is attached as Exhibit 99.1 hereto. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements
Certain statements in this communication are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s future operations and financial performance, expected growth, the Company’s ability to support its planned business operations on a near- and long-term basis, the acquisition of ghd and synergies or growth from the acquisition of ghd. These statements are based on certain assumptions and estimates that the Company considers reasonable. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “target”, “aim” and similar words or phrases.
Reported results should not be considered an indication of future performance, and actual results may differ materially from the results predicted due to risks and uncertainties including:

•
the Company’s ability to achieve its global business strategy and compete effectively in the beauty industry, including successfully leveraging growth opportunities and addressing challenges inhibiting growth in its brand portfolio;

•
the integration related to the acquisition (the “Transactions”) of The Procter & Gamble Company’s (“P&G”) global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with select hair styling brands (the “P&G Beauty Brands”) with the Company’s business, operations and culture and the ability to realize synergies and other potential benefits of the Transactions within the time frames currently contemplated, including planned organizational changes and their effects, diversion of management attention from existing core businesses and the impact of recent changes in management teams in the Company’s headquarters, regions and countries;

•	the Company’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products;

•
the Company’s ability to identify suitable acquisition targets and managerial, integration, operational, regulatory and financial risks associated with those acquisitions, including its acquisitions of Bourjois, Beamly, Hypermarcas S.A., the P&G Beauty Brands and ghd, including risks related to litigation or investigations involving governmental authorities relating to any acquisition and the ability of the Company to achieve the benefits contemplated by any proposed transaction within the expected time frame;

•
risks associated with acquisitions or other strategic transactions, including acquired liabilities and restrictions, retaining customers from businesses acquired, achieving any expected results or synergies from acquired businesses, complying with new regulatory frameworks, difficulties in integrating acquired businesses or implementing strategic transactions generally and risks associated with international acquisition transactions, including in countries where the Company does not currently have a material presence;

•
risks related to the Company’s international operations, including reputational, regulatory, economic and foreign political risks, such as the political instability in Eastern Europe and the Middle East, the debt crisis and the economic environment in Europe, including any potential impact of Brexit, and fluctuations in currency exchange rates;

•	dependence on certain licenses, entities performing outsourced functions and third-party suppliers;

•
the Company, including ghd, its brand partners’ and licensors’ ability to obtain, maintain and protect the intellectual property rights used in its products and their abilities to protect their respective reputations;

•	administrative, development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts;

•
global political and/or economic uncertainties or disruptions, including a general economic downturn, a sudden disruption in business conditions affecting consumer purchases of the Company’s products and volatility in the financial markets;

•	the Company’s ability to manage seasonal variability;

•	consolidation among retailers, shifts in consumers’ preferred distribution channels, and other changes in the retail environment in which the Company sells its products;

•	disruptions in operations;

•
increasing dependency on information technology and the Company’s ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades to its information technology systems and failure by the Company to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information;

•	changes in laws, regulations and policies that affect the Company’s business or products;

•	the Company’s ability to attract and retain key personnel;

•
use of estimates and assumptions in preparing the financial statements, including with regard to revenue recognition, the market value of inventory and the fair value of acquired assets and liabilities associated with acquisitions;

•	market acceptance of new product introductions;

•	the illegal distribution and sale by third parties of counterfeit versions of the Company’s products; and

•	other factors described elsewhere in this document and from time to time in documents that the Company files with the Securities and Exchange Commission.
More information about potential risks and uncertainties that could affect the Company’s business and financial results is included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended

September 30, 2016 and other periodic reports the Company has filed and may file with the Securities and Exchange Commission from time to time.
All forward-looking statements made in this communication are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this communication, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.
Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance unless expressed as such, and should only be viewed as historical data.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
2.1
Sale and Purchase Agreement, dated as of October 17, 2016, by and among Coty Inc., Gloria Coinvest 1 L.P., Lion Capital Fund III L.P., Lion Capital Fund III SBS L.P., Lion Capital Fund III (USD) L.P., Lion Capital Fund III SBS (USD) L.P., Ghd Nominees Limited, the management sellers named therein, and the other individual sellers named therein (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 17, 2016).

99.1	Press Release of the Company, dated November 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date:	November 21, 2016	By:	/s/ Greerson G. McMullen
Greerson G. McMullen
Chief Legal Officer, General Counsel and Secretary

COTY INC.
EXHIBIT INDEX

Exhibit No.	Description
2.1
Sale and Purchase Agreement, dated as of October 17, 2016, by and among Coty Inc., Gloria Coinvest 1 L.P., Lion Capital Fund III L.P., Lion Capital Fund III SBS L.P., Lion Capital Fund III (USD) L.P., Lion Capital Fund III SBS (USD) L.P., Ghd Nominees Limited, the management sellers named therein, and the other individual sellers named therein (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 17, 2016).

99.1	Press Release of the Company, dated November 21, 2016.